EXHIBIT 10.1
                                                                    ------------

                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

         This AMENDMENT NO. 1 (this "AMENDMENT") to the Employment Agreement (the "EMPLOYMENT AGREEMENT"), dated as of February 11, 2005, by and between IWO Holdings, Inc., a Delaware corporation (the "COMPANY"), and Bret C. Cloward ("EXECUTIVE") is dated and effective as of October 19, 2005.

         WHEREAS, in accordance with Section 11(c) of the Employment Agreement, the Company and Executive wish to amend the Employment Agreement as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereby agree as follows:

         1. DEFINED TERMS. Except as defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Employment Agreement.

         2.   ADDITION OF SECTION 8(G) TO THE EMPLOYMENT AGREEMENT. A new
    Section 8(g) is hereby added to the Employment Agreement, to read as follows:

         Notwithstanding any provision of this Agreement to the contrary, subject to Section 8(e) hereof, the Company shall pay to Executive the amounts described in clauses (i) through (iii) below promptly following the consummation of the transactions described in the Agreement and Plan of Merger by and among Sprint Nextel Corporation, Italy Acquisition Corp. and the Company, dated as of August 29, 2005 (the "EFFECTIVE TIME"), it being acknowledged and agreed that the occurrence of the Effective Time shall constitute a Change in Control:

              (i) $120,000 (plus an additional $410.96 for each day that the Effective Time is delayed past October 20, 2005), in lieu and full satisfaction of the Pro Rata Bonus (as such term is defined in Section 8(a));

              (ii) $150,000, in lieu and full satisfaction of the target Annual Bonus provided for pursuant to Section 8(d); and

              (iii) $500,000, in lieu and full satisfaction of the amount equal to two times Executive's annual Base Salary that would otherwise be payable following Executive's termination of employment pursuant to Section 8(d).

         3. CONTINUING EFFECT OF EMPLOYMENT AGREEMENT. Except as expressly modified hereby, the provisions of the Employment Agreement are and shall remain in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed as of the date first above written.


                                        IWO HOLDINGS, INC.


                                        By: /s/ Richard Harris
                                            --------------------------------
                                            Name:  Richard Harris
                                            Title: Vice President and
                                                   Chief Financial Officer



                                            /s/ Bret C. Cloward
                                            --------------------------------
                                            Bret C. Cloward










           [SIGNATURE PAGE TO AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT]